UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

April 26, 2004

            GreenPoint Mortgage Securities LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-108405	20-0326233
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Wood Hollow Drive Novato, California	94945
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (415) 878-5292

                                                  None

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events1

The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2003 and December 31, 2002, and for each of the years in the three-year period ended December 31, 2003, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 15, 2004, Commission File Number 1-10777), and Current Reports on Form 8-K filed with the Securities and Exchange Commission on April 22, 2004 as such Current Reports related to Ambac Assurance Corporation are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (no. 333-108405) of the Registrant; and (iii) the Prospectus Supplement and Prospectus relating to GreenPoint Home Equity Loan Trust, Series 2004-2.

Item 7.

Financial Statements; Pro Forma Financial Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

23.

Consent of KPMG LLP, independent auditors of Ambac Assurance Corporation and subsidiaries

Capitalized terms used but not otherwise defined herein shall have the same meaning ascribed to them in the Prospectus.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENPOINT MORTGAGE

SECURITIES LLC

By:  /s/ Nathan Hieter

Name:

Nathan Hieter

Title:

Vice President

Dated:  April 26, 2004

EXHIBIT INDEX

Exhibit No.	Description	Page No.
23	Consent of KPMG LLP, independent auditors of Ambac Assurance Corporation and subsidiaries	6

Exhibit 23       Consent of Experts and Counsel

INDEPENDENT AUDITORS’ CONSENT

The Board of Directors

Ambac Assurance Corporation:

We consent to the incorporation by reference in the registration statement (No. 333-108405) of GreenPoint Mortgage Securities LLC (the “Registrant”), and in the Prospectus Supplement of the Registrant (the “Prospectus Supplement”), via the Form 8-K of the Registrant dated April 26, 2004 of our report dated February 27, 2004 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003, which report appears in the Annual Report on Form 10-K of Ambac Financial Group, Inc., which was filed with the Securities and Exchange Commission on March 15, 2004, and to the reference to our firm under the heading “Experts” in the Prospectus Supplement.  Our report refers to changes, in 2003, in Ambac Assurance Corporation’s methods of accounting for variable interest entities and stock-based compensation.

  /s/ KPMG LLP

KPMG LLP

New York, New York

April 26, 2004